Exhibit 99.2

FedEx Announces Pricing for Cash Tender Offers

MEMPHIS, Tenn., July 10, 2026 – FedEx Corp. (NYSE: FDX) (“FedEx”) today announced the pricing terms of its previously announced cash tender offers (each, an “Offer” and, collectively, the “Offers”) to purchase up to $4,150,000,000 aggregate purchase price, not including accrued and unpaid interest (the “Offer Cap”), of FedEx’s validly tendered (and not validly withdrawn) notes set forth below (collectively, the “Notes”), using a “waterfall” methodology under which FedEx will accept the Notes in order of their respective acceptance priority levels noted in the table below (the “Acceptance Priority Levels”). The Offers are being made pursuant to an Offer to Purchase, dated June 25, 2026 (the “Offer to Purchase”), which sets forth a description of the terms of the Offers.

Following the pricing of the Offers at 10:00 a.m., New York City time, on July 10, 2026 (the “Price Determination Time”), FedEx expects to accept for purchase pursuant to the Offers the full amount of each series of the 4.500% Notes due 2065 (which have an Acceptance Priority Level of 1), the full amount of each series of the 3.250% Notes due 2041 (which have an Acceptance Priority Level of 2), the full amount of each series of the 4.050% Notes due 2048 (which have an Acceptance Priority Level of 3), the full amount of each series of the 3.875% Notes due 2042 (which have an Acceptance Priority Level of 4), the full amount of each series of the 4.100% Notes due 2045 (which have an Acceptance Priority Level of 5), the full amount of each series of the 4.100% Notes due 2043 (which have an Acceptance Priority Level of 6), the full amount of each series of the 4.400% Notes due 2047 (which have an Acceptance Priority Level of 7), the full amount of each series of the 4.550% Notes due 2046 (which have an Acceptance Priority Level of 8), the full amount of each series of the 4.750% Notes due 2045 (which have an Acceptance Priority Level of 9), the full amount of each series of the 2.400% Notes due 2031 (which have an Acceptance Priority Level of 10), the full amount of each series of the 4.950% Notes due 2048 (which have an Acceptance Priority Level of 11), the full amount of each series of the 3.900% Notes due 2035 (which have an Acceptance Priority Level of 12) and a portion of each series of the 5.100% Notes due 2044 (which have an Acceptance Priority Level of 13) validly tendered and not validly withdrawn at or prior to the Early Tender Time (as defined below) on a prorated basis as described in the Offer to Purchase, using a proration factor of approximately 41.3%, so that the aggregate purchase price does not exceed the Offer Cap. The 3.100% Notes due 2029 (which have an Acceptance Priority Level of 14), the 5.250% Notes due 2050 (which have an Acceptance Priority Level of 15), the 3.400% Notes due 2028 (which have an Acceptance Priority Level of 16), the 4.250% Notes due 2030 (which have an Acceptance Priority Level of 17), the 4.200% Notes due 2028 (which have an Acceptance Priority Level of 18) and the 4.900% Notes due 2034 (which have an Acceptance Priority Level of 19) will not be accepted for purchase. After applying the proration factor to each series of 5.100% Notes due 2044, FedEx expects to accept $23,475,000 aggregate principal amount (CUSIP No. 31428XAW6) and $110,993,000 aggregate principal amount (CUSIP No. U31520AS5, 31428XCR5 and 31428XDP8) of the 5.100% Notes due 2044 for purchase in the Offers.

The “Total Consideration” to be paid for the Notes validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time, on July 9, 2026 (the “Early Tender Time”) and accepted for purchase pursuant to the Offers, includes an early tender premium of $30 per $1,000 principal amount of Notes so tendered and accepted for purchase (the “Early Tender Premium”), which will not constitute an additional or increased payment. In addition to the applicable Total Consideration, holders who validly tendered and did not validly withdraw their Notes, and whose Notes are accepted for purchase in the Offers will also be paid any applicable accrued and unpaid interest up to, but excluding, July 14, 2026 (the “Early Settlement Date”). The Total Consideration has been determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for each of the Notes over the applicable yield to the maturity date or par call date, as applicable, based on the bid-side price of the applicable U.S. Treasury Security (the “Reference Treasury Security”), determined at the Price Determination Time as specified in the table below and on the cover page of the Offer to Purchase in the column entitled “Reference U.S. Treasury Security.”

The table below includes only the Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Time that the Company expects to accept for purchase pursuant to the Offers.

Acceptance Priority Level(1)	Title of Series of Notes	CUSIP No.	Principal Amount Outstanding	Reference U.S. Treasury Security(2)	Bloomberg Reference Page	Reference Yield	Fixed Spread (bps)	Total Consideration(3)
1	4.500% Notes due 2065	31428XBD7	$36,960,000	4.750% UST due 2/15/2056	FIT1	5.070%	110	$755.32
	4.500% Notes due 2065	U31520BA3 31428XCZ7 31428XDX1	$213,040,000	4.750% UST due 2/15/2056	FIT1	5.070%	110	$755.32
2	3.250% Notes due 2041	31428XCE4	$130,365,000	4.375% UST due 5/15/2036	FIT1	4.553%	90	$777.81
	3.250% Notes due 2041	U31520AP1 31428XCN4 31428XDL7	$619,635,000	4.375% UST due 5/15/2036	FIT1	4.553%	90	$777.81
3	4.050% Notes due 2048	31428XBQ8	$256,565,000	5.000% UST due 5/15/2046	FIT1	5.075%	60	$799.18
	4.050% Notes due 2048	U31520AX4 31428XCW4 31428XDU7	$743,435,000	5.000% UST due 5/15/2046	FIT1	5.075%	60	$799.18
4	3.875% Notes due 2042	31428XAT3	$55,389,000	5.000% UST due 5/15/2046	FIT1	5.075%	50	$821.22
	3.875% Notes due 2042	U31520AQ9 31428XCP9 31428XDM5	$444,611,000	5.000% UST due 5/15/2046	FIT1	5.075%	50	$821.22
5	4.100% Notes due 2045	31428XBB1	$146,170,000	5.000% UST due 5/15/2046	FIT1	5.075%	60	$820.74
	4.100% Notes due 2045	U31520AT3 31428XCS3 31428XDQ6	$503,830,000	5.000% UST due 5/15/2046	FIT1	5.075%	60	$820.74
6	4.100% Notes due 2043	31428XAU0	$108,231,000	5.000% UST due 5/15/2046	FIT1	5.075%	55	$835.86
	4.100% Notes due 2043	U31520AR7 31428XCQ7 31428XDN3	$391,769,000	5.000% UST due 5/15/2046	FIT1	5.075%	55	$835.86
7	4.400% Notes due 2047	31428XBN5	$145,347,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$841.31
	4.400% Notes due 2047	U31520AW6 31428XCV6 31428XDT0	$604,653,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$841.31
8	4.550% Notes due 2046	31428XBG0	$242,931,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$862.13
	4.550% Notes due 2046	U31520AV8 31428XCU8 31428XDS2	$1,007,069,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$862.13
9	4.750% Notes due 2045	31428XBE5	$336,562,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$886.80
	4.750% Notes due 2045	U31520AU0 31428XCT1 31428XDR4	$913,438,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$886.80
10	2.400% Notes due 2031	31428XCD6	$357,815,000	4.125% UST due 6/30/2031	FIT1	4.287%	25	$908.10
	2.400% Notes due 2031	U31520AL0 31428XCK0 31428XDH6	$642,185,000	4.125% UST due 6/30/2031	FIT1	4.287%	25	$908.10
11	4.950% Notes due 2048	31428XBS4	$153,531,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$903.08
	4.950% Notes due 2048	U31520AY2 31428XCX2 31428XDV5	$696,469,000	5.000% UST due 5/15/2046	FIT1	5.075%	65	$903.08
12	3.900% Notes due 2035	31428XBA3	$108,088,000	4.375% UST due 5/15/2036	FIT1	4.553%	35	$930.63
	3.900% Notes due 2035	U31520AN6 31428XCM6 31428XDK9	$391,912,000	4.375% UST due 5/15/2036	FIT1	4.553%	35	$930.63
13	5.100% Notes due 2044	31428XAW6	$208,311,000	5.000% UST due 5/15/2046	FIT1	5.075%	60	$936.72
	5.100% Notes due 2044	U31520AS5 31428XCR5 31428XDP8	$541,689,000	5.000% UST due 5/15/2046	FIT1	5.075%	60	$936.72

(1)	FedEx is offering to accept the maximum principal amount of validly tendered (and not validly withdrawn) Notes in the Offers for which the aggregate purchase price, not including accrued and unpaid interest, does not exceed the Offer Cap using a “waterfall” methodology under which FedEx will accept the Notes in order of their respective Acceptance Priority Levels noted in the table above.

(2)	The Total Consideration for Notes validly tendered (and not validly withdrawn) prior to or at the Early Tender Time and accepted for purchase is calculated using the applicable fixed spread as described in the Offer to Purchase. The Early Tender Premium of $30 per $1,000 principal amount is included in the Total Consideration for each series of Notes set forth above and does not constitute an additional or increased payment. Holders of Notes will also receive accrued and unpaid interest on Notes accepted for purchase up to, but excluding, the Early Settlement Date.

(3)	Per $1,000 principal amount. Includes the Early Tender Premium of $30 per $1,000 principal amount of Notes.

All conditions of the Offers were deemed satisfied by FedEx, or timely waived by FedEx. Accordingly, FedEx expects to accept for purchase, and pay for, $4,857,412,000 aggregate principal amount of Notes validly tendered (and not validly withdrawn) on the Early Settlement Date.

Although the Offers are scheduled to expire at 5:00 p.m., New York City time, on July 24, 2026, unless extended or terminated, because the aggregate purchase price of Notes validly tendered (and not validly withdrawn) prior to or at the Early Tender Time exceeded the Offer Cap, there will be no Final Settlement Date (as defined in the Offer to Purchase), and no Notes tendered after the Early Tender Time will be accepted for purchase. Notes tendered and not purchased on July 14, 2026 (the “Early Settlement Date”) will be returned to holders promptly after the Early Settlement Date.

This press release does not constitute an offer to purchase or a solicitation of an offer to sell any securities. The Offers are being made solely pursuant to the Offer to Purchase and only to such persons and in such jurisdictions as are permitted under applicable law. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc and Wells Fargo Securities, LLC are serving as Lead Dealer Managers for the Offers and Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc. are serving as Co-Dealer Managers for the Offers (each, a “Dealer Manager” and together, the “Dealer Managers”). Questions regarding the Offers may be directed to Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 357-1452 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3554 (collect), BofA Securities, Inc. at (888) 292-0070 (toll free) or (980) 387-3907 (collect), Citigroup Global Markets Inc. at (800) 558-3745 (toll free) or (212) 723-6106 (collect) or Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (704) 410-4759 (collect).

The complete terms and conditions of the Offers are described in the Offer to Purchase. Requests for the Offer to Purchase or the documents incorporated by reference therein may be directed to Global Bondholder Services Corporation (“GBSC”), which is acting as the Tender Agent and Information Agent for the Offers, at (212) 430-3774 (for banks and brokers), at (855) 654-2015 (for all others), or by email at contact@gbsc-usa.com. Copies of the Offer to Purchase are (subject to offer restrictions) available on their website https://www.gbsc-usa.com/FedEx.

About FedEx Corp.

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services. The company offers integrated business solutions utilizing its flexible, efficient, and intelligent global network. Consistently ranked among the world’s most admired and trusted employers, FedEx inspires its employees to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities. FedEx is committed to connecting people and possibilities around the world responsibly and resourcefully, with a goal to achieve carbon-neutral operations by 2040.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release may be considered forward-looking statements, such as statements regarding the expected timing of completion of the Offers and FedEx’s expectations with respect to the acceptance of validly tendered (and not validly withdrawn) Notes. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “determined to,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which FedEx operates; uncertainty and additional volatility in the global trade environment; FedEx’s ability to successfully implement its business strategies and global transformation program and network optimization initiatives, including Network 2.0 and Tricolor, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; FedEx’s ability to achieve its cost reduction initiatives and financial performance goals, including its 2029 financial performance targets; FedEx’s ability to achieve the anticipated benefits of the spin-off of FedEx Freight Holding Company, Inc. (“FedEx Freight”) on June 1, 2026 (the “Spin-Off”); the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the Spin-Off of FedEx Freight; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to FedEx’s technology infrastructure; damage to FedEx’s reputation or loss of brand equity; FedEx’s ability to meet its labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; evolving or new U.S. domestic or international laws and government regulations, policies, and actions, including regulatory and/or legal compliance requirements that can affect FedEx’s ability to efficiently or fully utilize its aircraft; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; FedEx’s ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; loss or delay in the collection of accounts receivable, including those related to tariffs in light of recent judicial rulings; the effect of technology developments, including autonomous technology and artificial intelligence; failure to receive or collect expected insurance coverage; FedEx’s ability to effectively operate, integrate, leverage, and grow acquired businesses and complete and realize the anticipated benefits of acquisitions and other strategic transactions including FedEx’s investment in InPost, as a consortium member, and related commercial agreements; noncash impairment charges related to FedEx’s goodwill and certain deferred tax assets; the future rate of e-commerce growth; future guidance, regulations, interpretations, challenges, or judicial decisions related to tariffs and FedEx’s tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; FedEx’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; any liability resulting from and the costs of defending against litigation, including refunds of tariffs; FedEx’s ability to achieve or demonstrate progress on its goal of carbon-neutral operations by 2040; successful completion of stock repurchases; and other factors which can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the Securities and Exchange Commission, including FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contacts

FedEx Corp. Media Contact:

Caitlin Adams Maier

mediarelations@fedex.com

FedEx Corp. Investor Relations Contact:

Jeni Hollander

ir@fedex.com